Exhibit 99.2
Positioning for the Future KBW Community Bank Investor Conference July 29, 2009

The presentation of Community Bankers Trust Corporation may include forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. These forward-looking statements include, without limitation, statements with respect to the Company's operations, growth strategy and goals. Actual results may differ materially from those included in the forward-looking statements due to a number of factors. These factors and additional risks and uncertainties are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 and other reports that the Company files with or furnishes to the Securities and Exchange Commission. Forward-Looking Statements

A single bank holding company Headquartered in Greater Richmond, Virginia Market cap of approximately $80 million as of July 24, 2009 $1.3 billion in total assets as of June 30, 2009 $1.1 billion in total deposits (predominately locally generated) $808 million in total loans $552 million loans not covered by FDIC guarantee; all in market loans $256 million covered by FDIC guarantee $356 million in total securities, IBB's and FFS Loan to deposit ratio of 51.7%, excluding covered assets Total capital ratio over 12.1% Community Bankers Trust Corporation (NYSE AMEX "BTC") Data as of 6/30/2009

Operating 25 Retail Branches 14 in Greater Central Virginia stretching from the Chesapeake Bay through Richmond to the Shenandoah Valley 4 in northeastern outskirts of Greater Atlanta, Georgia market Gwinnett, Walton, and Newton counties 7 in Greater Baltimore-Washington Corridor 1 LPO in Fairfax County, Northern Virginia market 1 LPO in Forsyth County, North Georgia market 269 total full time employees; $4.8 million assets per FTE

Positioning for the Future Georgia Virginia and Maryland BTC BTC LPO

Demographics of Our Markets Source: SNL Financial data as of June 30, 2008 Unemployment data projected as of June 2009 per US Bureau of Labor and Statistics State demographics represent BTC's deposit weighted counties of operation BTC Market Demographics Virginia Maryland Georgia National Median HH Income 2008 ($) 60,367 74,465 63,554 54,749 Projected HH Income Change 2008-2013 (%) 12.6 14.8 16.5 17.0 Projected Population Change 2008-2013 (%) 11.9 3.7 23.4 6.3 Unemployment (%) 7.4 6.7 9.7 9.5

Deposit Market Share - Zip Codes of Operation Market Branch Deposits Share Rank Institution Count ($000) (%) Source: SNL Financial data as of June 30, 2008; pro forma for pending and recently completed acquisitions Market includes only BTC's zip codes of operation 1 Wells Fargo & Co. (CA) 22 1,455,737 14.50 2 Community Bankers Trust Corp (VA) 25 1,092,347 10.88 3 Bank of America Corp. (NC) 17 915,301 9.12 4 BB&T Corp. (NC) 19 852,689 8.49 5 SunTrust Banks Inc. (GA) 20 715,676 7.13 6 Capital One Financial Corp. (VA) 9 522,593 5.20 7 M&T Bank Corp. (NY) 15 436,056 4.34 8 Village Bank & Trust Finl Corp (VA) 6 280,679 2.80 9 Eastern Virginia Bankshares (VA) 6 266,344 2.65 10 Synovus Financial Corp. (GA) 3 257,746 2.57 11 PNC Financial Services Group (PA) 7 250,802 2.50 12 Central Virginia Bankshares (VA) 4 241,180 2.40 13 Brand Group Holdings Inc. (GA) 2 223,041 2.22 14 Union Bankshares Corp. (VA) 11 198,218 1.97 15 C&F Financial Corp. (VA) 4 148,361 1.48 Top 15 170 7,856,770 78.24 Totals 235 10,041,243 100.00

Community Bankers Trust Corporation

Management: Building a Multi-Billion Dollar Platform of Experience

Name	Title	Age	Years with BTC	Additional Information
Alexander F. Dillard, Jr.	Chairman	70	27	Formerly chairman of BOE Financial Services of Virginia, Inc.; Director since 1982
George M. Longest, Jr.	President and Chief Executive Officer	49	20	Formerly President and CEO of BOE Financial Services of Virginia, Inc. and Bank of Essex
Gary A. Simanson	Vice Chairman / Chief Strategic Officer	48	4	Founder and former President, CEO and CFO; Managing Director, First Capital Group, LLC
Bruce E. Thomas	Chief Financial Officer	45	19	Formerly CFO of BOE Financial Services of Virginia, Inc. and Bank of Essex
Patrick J. Tewell	Chief Accounting Officer	44	2	Formerly CFO of TransCommunity Financial Corporation and former bank regulator
M. Andrew McLean	President, Essex Bank	54	8	Formerly President of TransCommunity Bank, N.A.
William E. Saunders, Jr.	Chief Risk Officer	46	5	Formerly Chief Risk Officer of BOE Financial Services of Virginia, Inc. and Bank of Essex; former bank regulator
Suzanne S. Rennolds	Senior Vice President – Director of Human Resources	59	28	Formerly Senior Vice President – Director of Human Resources for BOE Financial Services of Virginia, Inc. and Bank of Essex

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Name Title Additional Information Rex L. Smith III Chief Administrative Officer Previously served as President and CEO for Bank of Richmond Lawrence N. Ashworth Chief Credit Officer Previously served as CCO for Bank of Richmond Mary B. Randolph Director of Commercial Credit Admin. Previously served as Senior Loan Operations Officer for Bank of Richmond William O. Turner Chief Internal Auditor Previously served as Chief Internal Auditor for First Charter John M. Oakey III Senior Legal Counsel / Corporate Secretary Previously served as Assistant General Counsel for Circuit City Stores and Partner at Williams Mullen law firm Heather D. Skigen Chief Special Assets Officer Previously served as Special Assets Officer for Bank of America Richard L. Oppitz, Jr. Market President, Maryland Previously member of the office of the Chairman and Chief Credit Officer of Provident Rocklyn E. Hunt Market President, Georgia Previously President of the North Georgia region at Regions Bank Matthew D. White Director of Treasury Mgmt and ALCO Previously served as CFO for Bank of Richmond Jeffrey R. Cantrell Senior Financial Officer, Georgia Previously served as SFO of the North Georgia region at Regions Bank Management: New Hires 5 members of management formerly served as Presidents at other community banks 4 members of management formerly served as CFOs at other community banks

Traditional community bank focused on customer relationships and personalized customer service 80 plus year history Seek modest internal core growth Focused on core deposit gathering Not reliant on brokered CDs or FHLB borrowings Conservative credit culture concentrating on lending in local markets Avoid participations and out-of-market lending Strong relationship within each community that we operate Team approach to management (biggest success this year) Striving to obtain efficiencies through integration, consolidation and centralized credit review and administration Conservative balance sheet designed for liquidity and flexibility, positioned for the future Management is focused on building long-term shareholder value, transparency, communication Corporate Culture

Strategic Plan Dual strategy of operating a core community bank with modest and controlled internal core growth merging with or acquiring core community banks in the greater Mid-Atlantic region that meet our value proposition to build a broader, diversified, efficiently operated franchise focused on core community banking. A model with disciplined pricing and conservative execution expectations

Building a Preeminent Franchise Community Bank Announce Date: 11/21/2008 Assets: $84MM Deposits: $611MM Bid: 1.36% CD Prem TransCommunity Financial Corp (1) Announce Date: 9/5/2007 Assets: $215MM Deposits: $184MM P/TBook: 161% CD Prem: 14.9% Suburban Federal Savings Bank Announce Date: 1/30/2009 Assets: $348MM Deposits: $302MM Bid: Negative $45MM Created one time gain of $21MM BOE Financial Services (1) Announce Date: 12/13/2007 Assets: $295MM Deposits: $241MM P/TBook: 178% CD Prem: 12.0% (1) SNL Financial, data at announcement

Explanation of Cost Share with FDIC and Accounting Items On January 30, 2009, Essex Bank acquired certain operations of Suburban Federal Savings Bank ("SFSB") of Crofton, Maryland, in an FDIC-assisted transaction. The acquisition included approximately $303 million in core deposits and $320 million in loans and foreclosed real estate(1). BTC's bid was negative $45MM for SFSB's operations. Fair value adjustments at acquisition: Discount on loans, net (21,757,000) Decrease in other real estate owned (2,023,000) Core deposit intangible 2,158,000 Settlement receivable with the FDIC (663,000) Increase in certificates of deposit (1,455,000) Net assets acquired, pre-tax $21,260,000 Loans and foreclosed real estate acquired were recorded at fair value: loans of $278,507,000 and foreclosed real estate of $17,820,000. A 100% independent loan review was performed on the acquired portfolio. The SFSB transaction included a shared-loss agreement with the FDIC for 80% of covered assets acquired up to a $118 million loss total. If losses incurred are over $118 million, they will be covered at a rate of 95%. Essex Bank recorded the covered assets at fair value on the transaction date, representing a net discount of $23.8 million. (1) Reflects full mark to market adjustments, FDIC write up adjustments, and Bank of Essex write up adjustments from anticipated credit exposure

Community Bankers Trust Corporation

Summary of Material Accounting Items

SFSB Loans Acquired from FDIC		Initial Value		FM Value Write Down		Market Value		FDIC Loss Recovery		Fair Value including FDIC Recovery		Essex Bank Portion Applied Against Discount
Total Loans	$	300,264	$	108,786	$	191,478	$	87,029	$	278,507	$	(21,757)
Other Real Estate		19,844		10,117		9,727		8,093		17,820		(2,023)
	$	320,108	$	118,903	$	201,205	$	95,122	$	296,327	$	(23,780)

- Loans and ORE acquired from the FDIC from Suburban Federal were purchased at their initial book value, written down to their fair value at the time of acquisition and then adjusted to reflect the FDIC Loss Recovery. Essex Bank then took this Recorded Fair Value and applied, from its negative bid of $45 million, its portion of the Fair Market Value adjustment of $23.8 million to derive the Net Fair Market Value of $296.3 million.

- For the loans acquired from the FDIC, under a loss-share agreement, the Company will record income on impaired loans based on the expected cash flows of the loan, under the guidance of SOP 03-3, recognizing an "accretible yield" and that there is a "non-accretible" difference between contractual and expected cash flows. Non-impaired loans accrete income under the contractual terms of the loan. Preliminarily, the Company will accrete non-impaired loans up from the recorded fair value to the acquired principal value over the life of the loan, subject to the future issuance of formal guidance.

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Balance Sheet Asset quality data includes covered assets Data in $000s as of 6/30/2009 VA MD GA Parent Total Assets 917,162 $ 307,553 $ 62,122 $ 4,798 $ 1,291,635 $ Loans Total Loans 531,508 $ - $ 19,541 $ 750 $ 551,799 $ Allowance (11,801) - (384) - (12,185) Net Loans 519,707 - 19,157 750 539,614 Covered Assets - 255,738 - - 255,738 Net Loans and Covered Assets 519,707 255,738 19,157 750 795,352 Past Due >90 Days Accruing 514 - - - 514 Nonaccruing Loans 24,482 - - - 24,482 Other Real Estate Owned 864 - - - 864 Nonperforming Assets 25,860 - - - 25,860 Covered Past Due >90 Days Accruing - 714 - - 714 Covered Nonaccruing Loans - 64,238 - - 64,238 Covered Real Estate Owned - 21,525 - - 21,525 Covered Nonperforming Assets - 86,477 - - 86,477 Deposits Demand 45,934 $ 1,600 $ 12,415 $ - $ 59,949 $ Money Market 56,636 - 13,491 - 70,127 NOW 53,651 54,271 27,379 - 135,301 Certificates 206,511 217,219 119,599 - 543,329 Certificates > $100K 124,341 - 75,689 - 200,030 Other 35,651 18,110 4,955 - 58,716 Totals 522,724 291,200 253,528 - 1,067,452 FHLB Borrowings 37,000 $ - $ - $ - $ 37,000 $ Average yield on loans 6.67% Average cost of deposits 2.51% Net Interest Spread (YTD) 2.88% Net Interest Margin (YTD) 3.19%

Highly Liquid Avail. For Sale Securities Portfolio - 6/30/2009 Held to Maturity Securities Portfolio - 6/30/2009 Total Portfolio: $179MM Average Maturity: 4.83 years Total Portfolio: $143MM Average Maturity: 5.21 years 2Q2009 Average Yield on Securities: 4.2% US Treasury issue and other US Government agencies 8.6% State, county and municipal 43.9% Mortgage backed securities 43.1% Corporates and other bonds 4.4% US Treasury issue and other US Government agencies 0.6% State, county and municipal 10.1% Mortgage backed securities 88.6% Corporates and other bonds 0.8%

Loan Composition: Geographical Breakdown Average yield: 6.67%* * Data as of Q2 2009; does not include loans covered by FDIC loss share Loan Portfolio - 6/30/2009 MD, $256MM, 32% GA, $20MM, 2% VA, $531MM, 66% VA GA MD

Loan Composition Essex Bank MD (Covered Assets) Loan Portfolio Breakdown June 30, 2009 Essex Bank VA & GA Loan Portfolio Breakdown June 30, 2009 Essex Bank VA & GA Loan Portfolio Breakdown June 30, 2009 $30,467,878 6% $107,488,732 20% $4,858,850 1% $29,703,299 5% $105,997,946 19% $14,356,021 3% $9,151,692 2% $3,522,829 1% $77,035,850 14% $96,918,219 18% $350,000 0% $1,397,824 0% $45,537,003 8% $508,555 0% $12,982,481 2% $1,913,865 0% $9,035 0% $7,516,702 1% Construction 1-4 Family Resid Other Constr Land Develop Farmland Rev. Sec 1-4 Family Residential First Lien 1-4 Family R/E Jr.Lien 1-4 Family R/E Multifamily Residential Non-Farm Non- Residential O/O Non-Farm Non-Resident Other Non-Farm Non-Resident Lease Financing Receivables Agricultural Production Commercial & Industrial Consumer Revolving Plans Other Consumer Loans Poilitcial & State Obligations Securities All Other Loans Essex Bank MD (Covered Assets) Loan Portfolio Breakdown June 30, 2009 $15,571,000 6% $23,498,000 9% $43,040,000 17% $151,454,000 59% $17,223,000 7% $4,504,000 2% $235,000 0% $213,000 0% 1-4 Family Resid Other Const Loans Rev 1-4 Family Resid First Lien 1-4 Family Junior Lien 1-4 Family Non-Farm Non-Resid Revolving Credit Plans Student Loans

Credit Quality Peer data as of 3/31/2009 and represents the median value of public banks and thrifts in GA, SC, NC, VA, MD, WV with assets between $500MM and $5B Numbers in $000s; as of 6/30/2009 MD GA VA FDIC Covered Assets Loans Not Covered by FDIC FDIC Covered Assets % Noncovered Assets % Consolidated Nonaccrual loans $64,238 $0 $24,482 $64,238 $24,482 72.4% 27.6% $88,720 Loans past due over 90 days 714 0 514 714 514 58.1% 41.9% 1,228 Other real estate owned 21,525 0 864 21,525 864 96.1% 3.9% 22,389 Total nonperforming assets $86,477 $0 $25,860 $86,477 $25,860 77.0% 23.0% $112,337 Numbers in $000s; as of 6/30/2009 Non-Covered Asset Ratios Numerator Denominator Ratio Peer Nonaccrual loans / total loans $24,482 $551,799 4.4% 2.3% Allowance for loan losses / loans 12,185 551,799 2.2% 1.5% Allowance for loan losses / nonaccrual loans 12,185 24,482 49.8% 71.5% Nonperforming assets / loans & other real estate 25,860 552,663 4.7% 2.2% Allowance for loan losses / NPLs 12,185 24,996 48.7% 67.8%

Community Bankers Trust Corporation

Non-Accruals by Category

Essex Bank MD (Covered Assets) Non-Accruals Breakdown June 30, 2009

Category	Total Loans	Total Non-Accrual	
1-4 Family Const	$ 23,498,000	$ 7,095,113	30.19%
Other Const Loans	43,040,000	35,722,508	83.00%
Secured by Farmland	-	-	0.00%
Rev 1-4 Family Resid	15,571,000	-	0.00%
First Lien 1-4 Family	151,454,000	18,939,833	12.51%
Junior Lien 1-4 Family	17,223,000	2,478,340	14.39%
Non-Farm Non-Resid	4,504,000	180,529	4.01%
Revolving Credit Plans	235,000	-	0.00%
Student Loans	213,000	2,261	1.06%
Totals	**$ 255,738,000**	**$ 64,238,000**	**25.1%**

Essex Bank VA & GA Non-Accruals Breakdown June 30, 2009

Category	Total Loans	Total Non-Accrual	
Construction 1-4 Family Resid	$ 30,467,878	$ 2,311,000	7.59%
Other Constr Land Develop	107,488,732	11,831,000	11.01%
Farmland	4,858,850	-	0.00%
Rev. Sec 1-4 Family Residential	29,703,299	12,000	0.04%
First Lien 1-4 Family R/E	105,997,946	2,556,000	2.41%
Jr.Lien 1-4 Family R/E	14,356,021	618,000	4.30%
Multifamily Residential	9,151,692	-	0.00%
Non-Farm Non- Residential	3,522,829	-	0.00%
O/O Non-Farm Non-Resident	77,035,850	4,087,000	5.31%
Other Non-Farm Non-Resident	96,918,219	2,617,000	2.70%
Lease Financing Receivables	350,000	-	0.00%
Agricultural Production	1,397,824	-	0.00%
Commercial & Industrial	45,537,003	-	0.00%
Consumer Revolving Plans	508,555	-	0.00%
Other Consumer Loans	12,982,481	-	0.00%
Poilitcial & State Obligations	1,913,865	-	0.00%
Securities	9,035	-	0.00%
All Other Loans	9,598,921	450,000	4.69%
Totals	**$ 551,799,000**	**$ 24,482,000**	**4.4%**

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Recent Deposit Trends Virginia Maryland Georgia BTC Deposits ($ Millions) $522.7 $291.2 $253.5 Percentage of BTC Total 49.0% 27.3% 23.7% BTC Consolidated Deposits ($MM) Data as of Q2 2009 $486 $806 $1,105 $1,067 $0 $200 $400 $600 $800 $1,000 $1,200 2008Q3 2008Q4 2009Q1 2009Q2

Capital Components Common Equity $157M TARP Preferred $18M Trust Preferred $4M Source: SNL Financial; data as of quarter ended March 31, 2009 *Book and tangible book value as of 6/30/2009 Peers represents the median value of public banks and thrifts in GA, SC, NC, VA, MD, WV with assets between $500MM and $5B 3/31/2009 Geographic BTC Peers TCE / TA 7.90% 6.49% Leverage Ratio 10.20% 9.29% Tier 1 RBC Ratio 17.91% 11.25% Total RBC Ratio 19.11% 12.63% Book Value* 6.47 $ Tangible Book Value* 5.01 $

Integration Data Processing Operations Policies and Procedures Name Credit Products

Summary of June 30, 2009 Material Events On May 31, 2008, the Company consummated mergers with TransCommunity Financial Corporation and BOE Financial Services of Virginia, Inc. resulting in the recording of $22.2 million and $17.3 million in Goodwill, respectively. In the second quarter of 2009, the Company assessed the Goodwill recorded on its balance sheet. As a result of this assessment, the Company recorded a non-cash impairment charge of $24.0 million, resulting in an after-tax charge of $15.9 million. For the second quarter ended June 30, 2009, the Company reported a net loss available to common stockholders of $16.6 million. This included an after-tax, non- cash goodwill impairment charge of $15.9 million and a one-time assessment by the FDIC of $384,000, after tax. Excluding the two aforementioned non-recurring items, net operating income for the second quarter totaled $56,000. For the second quarter of 2009, the Company had provision for loan loss expense of $540,000 and ended the quarter with an Allowance for Loan Losses to Total Loans of 2.21%.

Peer Performance Comparisons (1) VA includes Parent (2) Excludes FDIC covered assets Source: SNL Financial; BTC Data as of 6/30/2009, peer data as of most recent available quarter States represent the median value of all public banks and thrifts headquartered in the respective state Peer data represents the median value of public banks and thrifts in GA, SC, NC, VA, MD, WV with assets between $500MM and $5B Geographic VA (1) MD GA BTC (2) Peers Non Accrual Loans % of Total Loans 0.97 1.81 4.31 4.44 2.24 % of Total Assets 0.77 1.53 3.01 2.46 1.65 Non Performing Assets % of Total Loans 1.42 2.99 6.92 4.69 2.96 % of Total Assets 1.09 2.30 5.01 2.60 2.13 Allowance for Loan Losses % of Total Loans 1.30 1.11 1.97 2.21 1.48 % of NPAs 91.8 47.2 27.9 47.1 52.5 Past Due Loans 90+ Days PD / Avg Loans 0.21 0.17 0.00 0.09 0.03 BTC Totals VA (1) MD GA BTC (2) Nonaccrual loans 24,482 $ 64,238 $ - $ 24,482 $ Total Loans 532,258 255,738 19,541 551,799 Nonperforming Assets 25,860 86,477 - 25,860 Allowance for loan losses 11,801 - 384 12,185 Past Due 90+Days Still Accruing 514 714 - 514 Total Assets 921,960 307,553 62,122 1,291,635

Peer Market Performance Comparison Source: SNL Financial; FactSet Research Systems; financial data as of quarter ended March 31, 2009, BTC financial data as of 6/30/2009 Market data as of 7/24/2009 Trading peers represent the median value of public banks and thrifts in VA and MD with assets between $1B and $5B YTD Stock Price Performance Trading Peers BTC Median Price / Book Value 0.57 0.89 Price / TBook Value 0.74 1.18 1/1/09 1/23/09 2/13/09 3/10/09 4/1/09 4/24/09 5/15/09 6/8/09 7/1/09 7/24/09 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% Community Bankers Trust Corp. (+23.3%) BTC Peers (+3.1%)

Positioning for the Future KBW Community Bank Investor Conference July 29, 2009